REAVES UTILITY INCOME FUND

STATEMENT OF INVESTMENTS

January 31, 2020 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 121.27%
Airlines 1.74%
Delta Air Lines, Inc.(1)	580,000	$32,329,200

Diversified Telecommunication Services 14.45%
AT&T, Inc.	613,234	23,069,863
BCE, Inc.(1)	1,900,000	89,528,000
TELUS Corp.	1,880,000	75,362,185
Verizon Communications, Inc.(1)	1,355,003	80,541,378
		268,501,426

Electric Utilities 24.29%
Edison International(1)	860,000	65,833,000
Eversource Energy(1)	555,000	51,304,200
FirstEnergy Corp.	500,000	25,395,000
Fortis, Inc.(1)	1,750,000	76,308,511
NextEra Energy, Inc.(1)	454,000	121,762,800
PPL Corp.(1)	960,000	34,742,400
The Southern Co.	1,080,000	76,032,000
		451,377,911

Gas Utilities 3.42%
Atmos Energy Corp.	161,500	18,900,345
New Jersey Resources Corp.	257,000	10,619,240
South Jersey Industries, Inc.	361,000	11,118,800
Southwest Gas Corp.	302,500	22,841,775
		63,480,160

Independent Power and Renewable Electricity Producers 3.18%
NextEra Energy Partners LP(1)	1,040,000	59,040,800

Interactive Media & Services 0.85%
Alphabet, Inc., Class C(2)	11,000	15,776,530

Media 12.76%
Altice USA, Inc., Class A(2)	2,610,000	71,409,600
Charter Communications, Inc., Class A(1)(2)	200,000	103,492,000
Comcast Corp., Class A(1)	1,440,000	62,193,600
		237,095,200

Multi-Utilities 28.48%
CMS Energy Corp.(1)	571,000	39,119,210
Dominion Energy, Inc.(1)	920,000	78,890,000
DTE Energy Co.(1)	755,000	100,120,550

	SHARES	VALUE
Multi-Utilities (continued)
National Grid PLC, Sponsored ADR	1	$66
NiSource, Inc.	816,000	23,916,960
PG&E Corp.(2)	1,600,000	24,336,000
Public Service Enterprise Group, Inc.(1)	1,100,000	65,120,000
Sempra Energy(1)	690,000	110,841,600
WEC Energy Group, Inc.(1)	868,700	86,774,443
		529,118,829

Oil, Gas & Consumable Fuels 15.23%
BP PLC	375,000	2,261,518
BP PLC, Sponsored ADR	850,000	30,710,500
Exxon Mobil Corp.	450,000	27,954,000
Marathon Petroleum Corp.	575,000	31,337,500
Occidental Petroleum Corp.	295,000	11,717,400
ONEOK, Inc.(1)	1,100,000	82,357,000
Royal Dutch Shell PLC:
Class A	200,000	5,267,203
Class A, Sponsored ADR	1,300,000	67,795,000
TC Energy Corp.	430,000	23,572,600
		282,972,721

Real Estate Investment Trusts (REITs) 6.94%
CoreSite Realty Corp.	200,000	23,490,000
Crown Castle International Corp.(1)	335,000	50,196,400
Equinix, Inc.(1)	85,000	50,127,050
SBA Communications Corp.	20,000	4,991,200
		128,804,650

Road & Rail 6.62%
Canadian National Railway Co.	245,000	22,892,800
Union Pacific Corp.(1)	558,000	100,116,360
		123,009,160

Water Utilities 2.74%
American Water Works Co., Inc.(1)	374,000	50,938,800

Wireless Telecommunication Services 0.57%
T-Mobile US, Inc.(2)	133,000	10,532,270

TOTAL COMMON STOCKS
(Cost $1,607,996,980)		2,252,977,657

	SHARES	VALUE
LIMITED PARTNERSHIPS 1.92%
Oil, Gas & Consumable Fuels 1.92%
Bastion Energy LLC (Anglo Dutch)(3)(4)		$448,274
Enterprise Products Partners LP(1)	1,370,000	35,304,900
Talara Opportunities II, LP(2)(3)(4)(5)		–
		35,753,174

TOTAL LIMITED PARTNERSHIPS
(Cost $32,192,946)		35,753,174

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT	VALUE
CORPORATE BONDS 0.05%
Diversified Telecommunication Services 0.05%
Frontier Communications Corp., 7.125%, 01/15/2023	Caa3/CCC-	$2,000,000	945,000

TOTAL CORPORATE BONDS
(Cost $1,947,655)			945,000

	SHARES	VALUE
MONEY MARKET FUNDS 0.86%
Federated Treasury Obligations Money Market Fund, 1.473% (7-Day Yield)	15,966,177	15,966,177

TOTAL MONEY MARKET FUNDS
(Cost $15,966,177)		15,966,177

TOTAL INVESTMENTS - 124.10%
(Cost $1,658,103,758)		$2,305,642,008

LEVERAGE FACILITY - (23.95%)		(445,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.15%)		(2,807,069)

NET ASSETS - 100.00%		$1,857,834,939

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of January 31, 2020. (See Note 2)
(2)	Non-Income Producing Security.
(3)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 3)
(4)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)
(5)	Underlying investment filed for bankruptcy in May 2019. Received notice of dissolution in November 2019.

Common Abbreviations:
ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments

January 31, 2020 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of January 31, 2020:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,252,977,657	$–	$–	$2,252,977,657
Limited Partnerships	35,304,900	–	448,274	35,753,174
Corporate Bonds	–	945,000	–	945,000
Money Market Funds	15,966,177	–	–	15,966,177
Total	$2,304,248,734	$945,000	$448,274	$2,305,642,008

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of October 31, 2019	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of January 31, 2020	Net change in unrealized appreciation/ (depreciation) to Level 3 investments held at January 31, 2020
Limited Partnership	$437,324	$—	$10,950	$—	$—	$—	$448,274	$10,950
	$437,324	$—	$10,950	$—	$—	$—	$448,274	$10,950

The table below provides additional information about the Level 3 fair value measurements as of January 31, 2020:

Investment Type	Fair Value as of 1/31/2020	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$448,274	Discounted Cash Flow	Discount Rate Decline Rate Discount for Lack of Marketability	12.5% 25% 15%
Total	$448,274

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Amended Credit Agreement, the Fund was allowed to borrow up to $455,000,000. Interest was charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 0.80%. Prior to June 20, 2019, the interest rate was one month LIBOR plus 1.00%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016.

For the period ended January 31, 2019, the average amount borrowed under the Credit Agreement was $445,000,000, at an average rate of 2.52%. As of January 31, 2020, the amount of outstanding borrowings was $445,000,000, the interest rate was 2.46% and the amount of pledged collateral was $786,657,860.

3. RESTRICTED SECURITIES

As of January 31, 2020, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of January 31, 2020 were as follows:

				Value
				as Percentage
Description	Acquisition Date (s)	Cost	Value	of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$-	$448,274	0.02%
Talara Opportunities II, LP	8/30/2013 - 7/24/2015	4,051,936	-	0.00%
TOTAL		$4,051,936	$448,274	0.02%